UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2011

CAPITALSOURCE INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5404 Wisconsin Avenue, 2nd Floor

Chevy Chase, MD 20815

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (301) 841-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 28, 2011, we filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the base prospectus contained in our effective shelf registration statement (Reg. No. 333-177562) (the “Registration Statement”) relating to shares of common stock which may be resold pursuant to the Prospectus Supplement from time to time by certain selling stockholders named in the Prospectus Supplement.

Exhibits 5.1 and 23.1 attached to this Current Report are incorporated by reference into the Prospectus Supplement and the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2011	/s/ Joseph Turitz
Joseph Turitz
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Hogan Lovells US LLP regarding legality of securities offered.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).